                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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                                  The UBS Funds
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                                  THE UBS FUNDS
                            209 South LaSalle Street
                             Chicago, Illinois 60604

                                                                     May 7, 2002

Dear Shareholder,

     This  supplement  accompanies  the Proxy  Statement that describes  certain proposed  changes  to the UBS  Global  Technology  Fund and UBS High  Yield Fund
series of The UBS Funds. The tables appearing on page 35 of the Proxy Statement, relating to the UBS Global  Technology  Fund and UBS High Yield Fund,  should be deleted, and replaced with the following:

     UBS GLOBAL TECHNOLOGY FUND............................ 347,466.371
     UBS Global Technology Fund Class A Shares..............142,514.816
     UBS Global Technology Fund Class B Shares....................0.000
     UBS Global Technology Fund Class C Shares..................140.713
     UBS Global Technology Fund Class Y Shares..............204,810.842

     UBS HIGH YIELD FUND.................................21,931,853.276
     UBS High Yield Fund Class A Shares..................10,654,568.127
     UBS High Yield Fund Class B Shares...................2,594,242.223
     UBS High Yield Fund Class C Shares...................2,869,705.793
     UBS High Yield Fund Class Y Shares...................5,813,337.133

     The  table  on  pages  40-41  of  the  Proxy   Statement,   presenting  the
shareholders  who own of record or beneficially  more than 5% of the outstanding voting  shares of the  classes  of the UBS  Global  Technology  Fund,  should be supplemented with the following:

Name and Address of Beneficial Owner         Number of Shares       Percentage

UBS Global Technology Fund
  Class C
UBS PaineWebber Inc.                              140.713              100%
FBO Ronald Smith and Sandra Smith
Trustees
2624 Aspen Way
Billings, MT  59106-1575

     Please  take the time to review the entire  Proxy  Statement  and vote now.
Whether or not you plan to attend  the  shareholder  meeting  on June 19,  2002, please vote your shares by mail,  by telephone,  by fax or via the Internet.  If you  determine at a later date that you wish to revoke your proxy or change your vote, you may do so, as described on pages 6 and 61 of the Proxy Statement.

             Thank you for your prompt attention and participation.